Other Liabilities - Schedule Of Other Long Term Liabilities (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Other Liabilities [Abstract]
Operating lease liability		$ 84,902
Contingent consideration		23,147	$ 39,786
Workers' compensation and other insurance reserves		29,718	37,705
Interest rate cap		2,294	1,160
Holdbacks		926	850
Taxes		525	8,129
Deferred rent			8,966
Other long-term liabilities		4,785	7,264
Total other long-term liabilities	$ 148,396	$ 146,297	$ 103,860